Exhibit 99.1

Triton International Announces Pricing of Public

Offering of Series B Preference Shares

HAMILTON, Bermuda—(BUSINESS WIRE)—June 17, 2019— Triton International Limited (NYSE:TRTN) (the “Company” or “Triton”) today announced the pricing of an underwritten offering of 5,000,000 8.00% Series B Cumulative Redeemable Perpetual Preference Shares with a liquidation preference of $25.00 per share (the “Series B Preference Shares”) for gross proceeds of $125,000,000. Triton also granted the underwriters a 30-day option to purchase up to an additional 750,000 Series B Preference Shares.

The Company intends to use the net proceeds from the offering for general corporate purposes, including the purchase of containers, the repurchase of outstanding common shares, the payment of dividends, and the repayment or repurchase of outstanding indebtedness. The offering is expected to close on June 24, 2019, subject to customary closing conditions.

Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, UBS Securities LLC and Keefe, Bruyette & Woods, Inc., a Stifel Company, are acting as joint book-running managers for the offering. The offering is made pursuant to an effective shelf registration statement, previously filed with the Securities and Exchange Commission (the “SEC”). The offering is being made only by means of a prospectus supplement and a related prospectus, copies of which may be obtained on the SEC’s website at www.sec.gov or by contacting:

Wells Fargo Securities, LLC

Attn: WFS Customer Service

608 2nd Avenue South

Minneapolis, MN 55402

(800) 645-3751

wfscustomerservice@wellsfargo.com

BofA Securities, Inc.

Attn: Prospectus Department

200 North College Street

NC1-004-03-43

Charlotte, NC 28255

(800) 294-1322

dg.prospectus_requests@baml.com

Morgan Stanley & Co. LLC

Attn: Prospectus Department

1585 Broadway, 29th Floor

New York, NY 10036

(866) 718-1649

prospectus@morganstanley.com

UBS Securities LLC

Attn: Prospectus Department

1285 Avenue of the Americas

New York, New York 10019

(888) 827-7275

Keefe, Bruyette & Woods, Inc.

Attn: Capital Markets

787 Seventh Avenue, 4th Floor

New York, New York 10019

(800) 966-1559

This press release shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Important Cautionary Information Regarding Forward-Looking Statements

Certain statements in this release, other than purely historical information, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Triton’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements.

These factors include, without limitation, economic, business, competitive, market and regulatory conditions and the following: decreases in the demand for leased containers; decreases in market leasing rates for containers; difficulties in re-leasing containers after their initial fixed-term leases; customers’ decisions to buy rather than lease containers; dependence on a limited number of customers for a substantial portion of revenues; customer defaults; decreases in the selling prices of used containers; extensive competition in the container leasing industry; difficulties stemming from the international nature of its business; decreases in the demand for international trade; disruption to its operations resulting from the political and economic policies of the United States and other countries, particularly China, including but not limited to the impact of trade wars and tariffs; disruption to its operations from failures of, or attacks on, its information technology systems; disruption to its operations as a result of natural disasters; compliance or failure to comply with laws and regulations related to economic and trade sanctions, security, anti-terrorism, environmental protection and corruption; ability to obtain sufficient capital to support our growth; restrictions imposed by the terms of our debt agreements; changes in tax laws in Bermuda, the United States and other countries and other risks and uncertainties, including those risk factors set forth in the section entitled “Risk Factors” in our Form 10-K filed with the SEC on February 19, 2019 and our preliminary prospectus supplement and accompanying prospectus related to the public offering filed with the SEC on June 17, 2019.

The foregoing list of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere. Any forward-looking statements made herein are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Triton or its businesses or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

About Triton International Limited

Triton International Limited is the world’s largest lessor of intermodal freight containers. With a container fleet of 6.1 million twenty-foot equivalent units, Triton’s global operations include acquisition, leasing, re-leasing and subsequent sale of multiple types of intermodal containers and chassis.

Contacts

Andrew Greenberg

Senior Vice President

Finance & Investor Relations

914-697-2900

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